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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   June 4, 1997


                                   ICO, INC.
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             (Exact name of registrant as specified in its charter)


Texas                                0-10068                    75-1619554
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(State or other jurisdiction       (Commission)               (IRS Employer
of incorporation)                  File Number)             Identification No.)


11490 Westheimer, Suite 1000, Houston, Texas                      77077
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (281) 721-4200


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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 is a press release the Company issued on June 4, 1997, which is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  C. EXHIBITS

      99.1  Press Release dated June 4, 1997
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ICO, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ICO, INC.



Date:  June 4, 1997                         /s/ DR. ASHER O. PACHOLDER
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                                            Dr. Asher O. Pacholder
                                            Chairman of the Board and
                                            Chief Financial Officer
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
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 99.1           Press Release dated June 4, 1997